                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      SH CAPITAL PARTNERS, L.P.

                Item                        Information

Name:                                SH CAPITAL PARTNERS, L.P.

Address:                             950 Third Avenue, 17th Floor, New York,
                                     NY 10022

Designated Filer:                    Stone House Capital Management, LLC

Date of Event Requiring Statement    September 1, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading    A.M. CASTLE & CO. [CAS]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    Stone House Capital Management, LLC
                                     Its:   General Partner

                                     By:    /s/ Mark Cohen
                                            -----------------------------------
                                     Name:  Mark Cohen
                                     Title: Managing Member
                                     Date:  September 3, 2015

2.      MARK COHEN

                Item                        Information

Name:                                MARK COHEN

Address:                             950 Third Avenue, 17th Floor, New York,
                                     NY 10022

Designated Filer:                    Stone House Capital Management, LLC

Date of Event Requiring Statement    September 1, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading    A.M. CASTLE & CO. [CAS]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:
                                     /s/ Mark Cohen
                                     ------------------------------------------
                                     Date:  September 3, 2015